                         REGISTRATION RIGHTS AGREEMENT


        This Registration Rights Agreement (the "Agreement") is made and entered into as of __________, 1994 by and between Orchard Supply Hardware Stores Corporation, a Delaware corporation (the "Company"), and FS Equity Partners III, L.P., a California limited partnership (the "Purchaser").

        This Agreement is made pursuant to the Purchase Agreement, dated as of December 29, 1993 (the "Purchase Agreement"), between the Company and the Purchaser. In order to induce the Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. This Agreement shall be effective as of the Closing Date (as defined in the Purchase Agreement).

The parties hereby agree as follows:

1.   Definitions
     -----------

        Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

        Advice:  See the last paragraph of Section 4 hereof.
        ------

        Common Stock:  The common stock, par value $.01 per share, of the
        ------------
     Company.

        Exchange Act:  The Securities Exchange Act of 1934, as amended, and
        ------------
     the rules and regulations of the SEC promulgated thereunder.

        Preferred Shares:  The 800,000 shares of the Company's 6% Cumulative
        ----------------
     Convertible Preferred Stock being issued and sold pursuant to the Purchase Agreement.

        Prospectus:  The prospectus included in any Registration Statement
        ----------
     (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act) in the form contained in such Registration Statement at the time it became effective, except that if the final prospectus for use in connection with an offering of Restricted Securities differs from the form of prospectus included as part of the Registration Statement at the time it was declared effective, then such final prospectus, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Restricted Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

        Registration Expenses:  See Section 5 hereof.
        ---------------------

        Registration Statement:  Any registration statement of the Company
        ----------------------
     which covers any of the Restricted Securities pursuant to the provisions of this Agreement, including the Prospectus, any amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

        Restricted Securities:  Any and all Preferred Shares and any and all
        ---------------------
     shares of Common Stock (including any and all shares issued or issuable upon the conversion of the Preferred Shares), upon original issuance thereof and at all times subsequent thereto, owned by the Purchaser or its affiliates or their successors and assigns, until, as to each such Preferred Share and share of Common Stock, (i) it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it or (ii) it is distributed pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act.

        SEC:  The Securities and Exchange Commission.
        ---

        Securities Act:  The Securities Act of 1933, as amended, and the rules
        --------------
     and regulations promulgated by the SEC thereunder.

        Shelf Registration:  See Section 3 hereof.
        ------------------

        Special Counsel:  Such law firm, if any, as may be designated by the
        ---------------
     holders of the majority of the Restricted Securities.

2.   Securities Subject to this Agreement
     ------------------------------------

               (a)  Restricted Securities.  The securities entitled to the
                    ---------------------
benefits of this Agreement are the Restricted Securities.

3.   Demand Registration
     -------------------

        (a) Upon the written request of a holder of Restricted Securities, the Company shall be obligated to effect the registration under the Act of the Restricted Securities, all in accordance with the following provisions of this Agreement; provided, however, that the obligation of the Company to effect

                                       2.

such registration shall not be deemed to have been satisfied until the registration statement with respect thereto has become effective under the Act and only so long as no stop order suspending the effectiveness of the registration statement or the qualification or registration of any of the Restricted Securities for sale in any jurisdiction in which the Company shall be required pursuant to Section 5(i) to register or qualify such Restricted Securities shall not have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission or any similar state agency.

        (b) Whenever the Company shall be requested pursuant to Section 3(a) to effect the registration of Restricted Securities under the Act, the Company shall, as provided in Section 5, effect the registration under the Act of the Restricted Securities which the Company has been requested to register pursuant to Section 3(a), all to the extent requisite to permit the disposition by Purchaser of the Restricted Securities so registered.

        (c) If the holder of Restricted Securities, requesting registration of Restricted Securities pursuant to Section 3(a), advises the Company that it intends to publicly offer or distribute Restricted Securities to be covered by the Registration Statement pursuant to a firm commitment underwriting with an investment banking firm or firms selected by such holder and approved by the Company, such approval not to be unreasonably withheld, the Company shall enter into the same underwriting agreement with such underwriter or underwriters as shall such holder, containing representations, warranties and agreements not substantially different from those customarily made by an issuer in underwriting agreements with respect to secondary distributions.

        (d)    The Company shall not be obligated to effect a registration under
Section 3(a): (i) during the period starting with the date 30 days prior to the Company's good faith estimated date of filing of, and ending on a date 180 days following the effective date of, a Registration Statement pertaining to an underwritten public offering of securities for the account of the Company; provided, however, that the Company is actively endeavoring in good faith to
- --------  -------
cause such Registration Statement to become effective and that the Company's estimate of the date of filing such Registration Statement is made in good faith; or (ii) if the Company is engaged in or contemplating a material financing or acquisition which, in the good faith opinion of the Company's Board of Directors as set forth in a resolution, would be materially adversely affected by the exercise of the rights set forth in Section 3(a); provided,
                                                                  --------
however, that the Company shall not be entitled to delay the registration for
- -------
more than 120 days in reliance on this clause (d)(ii) and that the Company is actively endeavoring in good faith to consummate such material

                                       3.

financing or acquisition. The Company shall be not entitled to claim the benefits of this Section 3(d) if the Company had previously invoked it within the prior 60 days.

4.   "Piggyback" Registrations
     -------------------------

        (a) If the Company at any time, from time to time, proposes to file with the Commission a Registration Statement under the Act (other than a registration statement on Form S-4 or S-8, or any form substituting therefore, or filed in connection with an exchange offer) relating to any of its equity securities, it will at each such time give written notice to each holder of Restricted Securities of its intention so to do. Upon the written request of a holder, the Company will use its best efforts to cause each Registrable Security which the Company has been requested to register by such holder to be included in such Registration Statement under the Act, all to the extent required to permit the sale or other disposition by such holder of the Restricted Securities so registered. Notwithstanding the foregoing, if the managing underwriter or underwriters, if any, of the offering to be effected pursuant to such Registration Statement delivers a written opinion to such holder that the total number of shares of Common Stock which it and any other persons or entities intend to include in such offering would adversely affect the success of such offering, then the number of Restricted Securities to be offered for the account of such holder shall be reduced to the extent necessary to reduce the total number of shares of Common Stock to be included in such offering to the number recommended by such managing underwriter or excluded in their entirety, as the case may be; provided, however, that if the number of Restricted Securities to
             --------  -------
be offered for the account of such holder shall be reduced in accordance with this sentence, the Company shall not be permitted to include in such registration securities of the Company other than (i) securities to be issued by the Company but only if such registration is an underwritten primary registration on behalf of the Company, (ii) up to the full number of Restricted Securities and securities of any other persons or entities exercising similar registration rights requested to be included in such registration in excess of the number of securities the Company proposes to sell which, in the opinion of such managing underwriter, can be sold (allocated pro rata between the holders
                                                  --- ----
of Restricted Securities and such other persons or entities on the basis of the total amount of Restricted Securities and such other securities requested or intended to be included in such registration, and pro rata among such holders of
                                                  --- ----
Restricted Securities and other persons or entities, respectively, on the basis of the number of securities requested to be included therein by each such holder); provided, however, that if the other persons requested to be included
         --------  -------
in such registration are exercising rights granted pursuant to a Warrant to Purchase Shares of Common Stock of Orchard Holding Corporation (the

                                       4.

"Warrant") issued pursuant to the Note Purchase Agreement dated as of October 15, 1992, then all such shares requested to be included by such person must be included prior to including any Restricted Securities, so long as the requesting holder is part of the "Control Group" (as defined in the Warrant) and (iii) shares of Common Stock held by holders exercising the first demand registration right granted to them by the Company with respect to such shares. In the event that the contemplated distribution does not involve an underwritten public offering, such determination that the inclusion of such Restricted Securities shall adversely affect the success of the offering shall be made by the Company in its reasonable discretion.

        (b) If all or substantially all of the securities (other than the Restricted Securities) to be registered for sale pursuant to a Registration Statement, the intention to file which caused a notice to be given pursuant to
Section 4(a), are to be offered for sale for the account of the Company and are to be distributed by or through an underwriter or underwriters of recognized standing pursuant to underwriting terms appropriate for such transactions, then each holder of Restricted Securities agrees that if such holder has made a request to register Restricted Securities pursuant to Section 4(a), such holder shall forbear from selling Restricted Securities to the public (except as part of such underwritten registration) for a period of 5 business days prior to and 90 days following the effective date of the registration statement to which reference is made in Section 4(a).

5.   Registration Procedures
     -----------------------

        In connection with the registration obligations of the Company pursuant to and in accordance with the provisions of Sections 3 and 4 of this Agreement, the Company shall effect such registrations to permit the sale of such Restricted Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

               (a) prepare and file with the SEC, as soon as practicable, a Registration Statement or Registration Statements on any appropriate form under the Securities Act, which form shall be available for the sale of the Restricted Securities by the holders thereof in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing a Registration Statement or
        --------  -------
Prospectus or any amendments or supplements thereto, including documents incorporated or deemed to be incorporated therein by reference, the Company shall furnish to Special Counsel and to any holder which has requested a copy of the same, copies of all such

                                       5.

documents proposed to be filed (excluding exhibits unless otherwise requested), which documents will be subject to the review of Special Counsel and any such holders, and the Company shall not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents which, upon filing, would be incorporated or deemed to be incorporated by reference therein) to which the holders of a majority of the Restricted Securities covered by such Registration Statement shall reasonably object on a timely basis; provided, however, that the Company shall be entitled in all
              --------  -------
events to take such actions which, in the opinion of counsel for the Company are required to comply with applicable law;

               (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or to such Prospectus as so supplemented;

               (c) notify the selling holders of Restricted Securities and their Special Counsel, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment related to such Restricted Securities has been filed, and, with respect to a Registration Statement or any post-effective amendment related to such Restricted Securities, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,
(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Restricted Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which requires the making of any changes in a Registration Statement or related Prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or, in the case of a Prospectus, necessary to make the

                                       6.

statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate;

               (d) use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Restricted Securities for sale in any jurisdiction, at the earliest possible moment;

               (e) if requested by the holders of a majority of the Restricted Securities, as promptly as practicable (i) incorporate in a Prospectus supplement or post-effective amendment such information as such holders agree should be included therein as may be required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as promptly as is reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to any Registration Statement if requested by the holders of a majority of the Restricted Securities covered by such Registration Statement; provided, however,
                                                              --------  -------
that the Company shall not be required to take any actions in this Section 5(e) which are not, in the opinion of counsel for the Company, in compliance with applicable law;

               (f) upon request of a selling holder of Restricted Securities, furnish to such selling holder of Restricted Securities, without charge, a copy of the Registration Statement or Registration Statements and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference), at the earliest practicable time under the circumstances before the filing of such documents with the SEC;

               (g) furnish to each selling holder of Restricted Securities and Special Counsel, without charge, at least one conformed copy of the Registration Statement or Registration Statements and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference or deemed incorporated therein by reference and all exhibits, if requested (including those previously furnished or incorporated by reference), at the earliest practicable time under the circumstances after the filing of such documents with the SEC;

               (h) deliver to each selling holder of Restricted Securities and its Special Counsel, without charge, as many

                                       7.

copies of the Prospectus or Prospectuses (including each preliminary prospectus) and any amendment or supplement thereto as such holder may reasonably request; the Company consents to the use of such Prospectus or any amendment or supplement thereto by each of the selling holders of Restricted Securities in connection with the offering and sale of the Restricted Securities covered by such Prospectus or any amendment or supplement thereto;

               (i) prior to any public offering of Restricted Securities, to register or qualify or cooperate with the selling holders of Restricted Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Restricted Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Restricted Securities covered by the applicable Registration Statement; provided, however,
                                                             --------  -------
that the Company will not be required to (a) qualify generally to do business in any jurisdiction where it is not then so qualified or (b) take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

               (j) cooperate with the selling holders of Restricted Securities to facilitate the timely preparation and delivery of certificates representing Restricted Securities after the same have been sold pursuant to a Registration Statement, which certificates shall not bear any restrictive legends;

               (k) use its best efforts to cause the Restricted Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof to consummate the disposition of such Restricted Securities;

               (l) upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) above, prepare a supplement or post-effective amendment to the applicable Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Restricted Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                                       8.

               (m) use its best efforts to cause all Restricted Securities covered by such Registration Statement to be (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, or (ii) authorized to be quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") or the National Market of Nasdaq if the securities so qualify;

               (n) provide a CUSIP number for each of the Restricted Securities not later than the effective date of the Initial Shelf Registration; and

               (o) use its best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

        The Company may require each seller of Restricted Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Restricted Securities as the Company may from time to time reasonably request in writing and the Company may exclude from such registration the Restricted Securities if any holder fails to furnish such information within a reasonable time after receiving such request.

        Each holder of Restricted Securities agrees by acquisition of such Restricted Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii)-(vi) hereof, such holder will forthwith discontinue disposition of such Restricted Securities covered by such Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(l) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such Prospectus.

6.   Registration Expenses
     ---------------------

               (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company including, without limitation, (i) all registration and filing fees, including fees and expenses incurred in connection with compliance with securities or Blue Sky laws and determination of

                                       9.

the eligibility of the Restricted Securities for investment under the laws of such jurisdictions, in each case, as the holders of a majority of the Restricted Securities may designate, subject to the limitations set forth herein, (ii) printing expenses (including expenses of printing certificates for the Restricted Securities and of printing prospectuses), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the sellers of the Restricted Securities, and (v) fees and expenses of all other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Company whether or not any of the Registration Statements becomes effective. The Company shall, in any event, pay the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Restricted Securities pursuant to Section 5(m) hereof and the fees and expenses of any Person, including special experts, retained by the Company.

7.   Indemnification
     ---------------

               (a)  Indemnification by the Company.  The Company agrees to
                    ------------------------------
indemnify and hold harmless each holder of Restricted Securities and each Person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any losses, claims, damages, liabilities or expenses, joint or several, to which such holder or such controlling person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, or arise out of or are based in whole or in part on any failure of the Company to perform its obligations hereunder or under law; and will reimburse, to the extent and subject to the limitations and conditions set forth below, each holder and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such holder or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will
                                      --------  -------
not be liable in any such case (i) to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the

                                      10.

Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with the information furnished to the Company in writing by such holder expressly for use therein, or (ii) if the Company has advised such holder of an event described in
Section 5(c)(v) or (vi) and such loss, claim, damage, liability or expense is caused solely by such holder having sold Restricted Securities notwithstanding such notice prior to receipt of a supplement or amended prospectus pursuant to
Section 5(1) and the omission or misstatement was caused by such event and corrected in the supplement or amended prospectus; provided further, however,
                                                   -------- -------  -------
that the Company shall not be liable in any such case to the extent that any such losses, claims, damages, liabilities or expenses arise out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Restricted Securities to the person asserting such Loss who purchased such Restricted Securities which are the subject thereof and
(ii) the Prospectus would have corrected such untrue statement or omission or alleged untrue statement or alleged omission. In addition to its other obligations under this Section 7(a), the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, or failure to perform its obligations hereunder, all as described in this Section 7(a), they will reimburse each holder (and, to the extent applicable, each controlling person) on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse each holder (and, to the extent applicable, each controlling person) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each holder (and, to the extent applicable, each controlling person) shall promptly return it to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Bank of America NT&SA, San Francisco, California (the "Prime Rate"). Any such interim reimbursement payments which are not made to a holder (and, to the extent applicable, each controlling person) within 30 days of a request for reimbursement, shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company shall also indemnify underwriters, dealer managers and similar securities industry

                                      11.

professionals participating in the distribution and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above, and subject to the same obligation to repay the Company as provided above, with respect to the indemnification of the holders of Restricted Securities. The Company shall in no event be liable for any losses, damages, costs or expenses relating to or arising out of any settlement effected without the Company's written consent (which shall not be unreasonably withheld).

               (b)  Indemnification by Holders of Restricted Securities.  In
                    ---------------------------------------------------
connection with any Registration Statement in which any holder of Restricted Securities is participating, such holder of Restricted Securities shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify the Company, each of its directors, each of its officers who signed the Registration Statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), against any losses, claims, damages, liabilities or expenses to which the Company or any such director, officer or controlling person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such holder), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with the information furnished to the Company in writing by such holder expressly for use therein; and will reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. In addition to its other obligations under this
Section 7(b), each holder severally agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement

                                      12.

or omission, described in this Section 7(b) which relates to information furnished to the Company in writing by such holder expressly for use therein, it will reimburse the Company (and, to the extent applicable, each officer, director or controlling person) on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the holder's obligation to reimburse the Company (and, to the extent applicable, each officer, director or controlling person) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company (and, to the extent applicable, each officer, director or controlling person) shall promptly return it to the holder together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company (and, to the extent applicable, each officer, director or controlling person) within 30 days of a request for reimbursement, shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which such holder may otherwise have. In no event shall the liability of any selling holder of Restricted Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such holder upon the sale of the Restricted Securities giving rise to such indemnification obligation. The Company (and, to the extent applicable, each officer, director or controlling person) shall be entitled to receive indemnities from underwriters, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such Persons expressly for use in any Prospectus or Registration Statement.

               (c)  Conduct of Indemnification Proceedings.  Promptly after
                    --------------------------------------
receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other

                                      13.

indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however,
                                                            --------  -------
if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by legal counsel that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

               (d)  Contribution.  If the indemnification provided for in this
                    ------------
Section 7 is required by its terms but is for any reason (other than as provided above) held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under subsections (a), (b) or (c) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein in such proportion as is appropriate to reflect the relative fault of the Company and the holders in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the

                                      14.

Company or the holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in subsection (c) of this Section 7, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in subsection (c) of this Section 7 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this subsection (d); provided, however, that no additional notice shall be required
                --------  -------
with respect to any action for which notice has been given under subsection (c) for purposes of indemnification. The Company and the holders agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined solely by pro rata allocation (even if the holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this subsection. Notwithstanding the provisions of this subsection (d), an indemnifying party which is a selling holder of Restricted Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Restricted Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

8.   Miscellaneous
     -------------

               (a)  Remedies.  In the event of a breach by the Company of any of
                    --------
its obligations under this Agreement, each holder of Restricted Securities, in addition to being entitled to exercise all rights granted by law, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

               (b)  Actions Affecting Restricted Securities.  The Company agrees
                    ---------------------------------------
to act in good faith with respect to its obligations hereunder and the Company shall not take any action, or fail to take such action which has the primary effect of

                                      15.

materially adversely affecting the rights of holders of Restricted Securities hereunder.

               (c)  Amendments and Waivers.  The provisions of this Agreement,
                    ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of holders of a majority of the Restricted Securities. Whenever a waiver, modification, supplement or amendment hereof is sought, with respect to the Restricted Securities, only the person legally entitled to vote with respect to a Restricted Security shall be entitled to vote thereon.

               (d)  Notices.  All notices and other communications provided for
                    -------
or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or overnight air courier guaranteeing next day delivery:

          If to Company:      Orchard Supply Hardware Stores
                                Corporation
                              6450 Via Del Oro
                              San Jose, California  95119
                              Attention:  President

          If to Purchaser:    FS Equity Partners III, L.P.
                              c/o Freeman Spogli & Co.
                              11100 Santa Monica Boulevard
                              Suite 1900
                              Los Angeles, California  90025
                              Attention:  J. Frederick Simmons

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

               (e)  Successors and Assigns.  This Agreement shall inure to the
                    ----------------------
benefit of and be binding upon the successors and assigns of each of the parties, including without limitation, subsequent holders of Restricted Securities; provided that each successor shall have signed a supplement hereto agreeing to be bound by the provisions hereof.

               (f)  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be

                                      16.

deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (g)  Headings.  The headings in this Agreement are for
                    --------
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (h)  Governing Law and Submission to Jurisdiction.  THIS
                    --------------------------------------------
AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAWS PERTAINING TO CONFLICTS OF LAWS) OF THE STATE OF CALIFORNIA.

               (i)  Severability.  If any term, provision, covenant or
                    ------------
restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

               (j)  Entire Agreement.  This Agreement, together with the other
                    ----------------
documents to which the parties hereto are parties, is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

               (k)  Attorneys' Fees.  In any action or proceeding brought to
                    ---------------
enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

               (l)  Securities Held by the Company or Its Affiliates.  Whenever
                    ------------------------------------------------
the consent or approval of holders of a specified percentage of Restricted Securities is required hereunder, Restricted Securities held by the Company or any of

                                      17.

its affiliates (as such term is defined in Rule 405 under the Securities
Act) shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.


          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                  COMPANY:

                                  ORCHARD SUPPLY HARDWARE STORES
                                  CORPORATION


                                  By:  _________________________________
                                       Name:
                                       Title:



                                  PURCHASER:

                                  FS EQUITY PARTNERS III, L.P.

                                  By:  FS CAPITAL PARTNERS, L.P.,
                                       General Partner

                                  By:  FS HOLDINGS, INC.
                                       General Partner

                                  By:  ____________________________
                                       Name:
                                       Title:

                                      18.